Exhibit 10.1

LEASE MODIFICATION AGREEMENT

This Lease Modification Agreement (this “Agreement”) is made and entered into as of this 22nd day of June, 2009, by and among WILBUR ST. CORP. (“Landlord”), and ADVANCE BIOFACTURES CORP, and BIOSPECIFICS TECHNOLOGIES CORP. (collectively “Tenant”, and together with the Landlord, the “Parties” and each individually, a “Party”).

RECITALS

WHEREAS, the Tenant and the Landlord entered into that certain Commercial Lease Agreement dated January 30, 1998 (the “Commercial Lease Agreement”);

WHEREAS, the Tenant and the Landlord entered into that certain Extension and Modification Agreement dated July 1, 2005 (the “Extension and Modification Agreement”, and together with the Commercial Lease Agreement, the “Lease Agreement”); and

WHEREAS, each of the Tenant and the Landlord desire to modify certain provisions of the Lease Agreement as more fully described herein, and have therefore agreed to enter into and perform this Agreement.

NOW THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Tenant and the Landlord, intending to be legally bound, agree as follows:

AGREEMENT

SECTION 1. DEFINITIONS.

(a)

All capitalized terms used, but not otherwise defined, herein, shall have the meaning ascribed to such terms in the Commercial Lease Agreement.

(b)

 “Effective Date” means the last date on which the Parties have executed this Agreement as reflected on the signature page hereof.

SECTION 2. MODIFICATIONS TO LEASE AGREEMENT.

(a)

Article IV -Determination of Rent – is hereby modified as follows:

(1)

Yearly Rent. Commencing as of February 1, 2009 and through and until June 30, 2010 (the “Term”), the yearly rent shall be One Hundred Thirty Five Thousand Dollars ($135,000.00), payable $11,250.00. per month in lieu of One Hundred Fifty Thousand Dollars ($150,000.00), payable $12,500.00. per month .

(2)

Withheld Rental Payments. On the Effective Date, the Tenant shall make a single lump sum payment to the Landlord in an amount equal to $48,225.45 (the “Withheld Amount”), which represents the difference between the amount actually paid by the Tenant to the Landlord from February 1, 2009 up to and including the Effective Date and the amount that should have been paid by Tenant to Landlord in accordance with the terms of this Agreement. The Landlord hereby acknowledges receipt of the Withheld Amount.

(b)

Article V, Section 2. – is hereby modified as follows:

(1)

From and after the Effective Date, for the balance of the term of the Lease, Tenant shall pay ninety percent (90%) of the real estate taxes and assessments applicable to the Leased Premises in lieu of one hundred percent (100%) of the real estate taxes and assessments applicable to the leased Premises.

(c)

Article XVIII, Section 6 - Notices shall be deleted in its entirety and replaced with the following: All notices, consents, waivers and other communications required or permitted by the Lease Agreement will be in writing and will be deemed given to a Party when (1) delivered to the appropriate address by hand or nationally recognized overnight courier services (costs prepaid), (2) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment and, in the case of e-mail, a copy sent by one of the other approved methods, or (3) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (if any) (or to such other address, facsimile number, e-mail address or person as a Party may designate by to notice to the other Party in accordance with this provision ):

To Tenant:

Advance Biofactures Corporation
35 Wilbur Street
Lynbrook, NY 11563
Facsimile: (516) 593-7039
Telephone: (516) 593-7000
E-mail: thomas_wegman@biospecifics.com
Attention: Thomas L. Wegman

And

Biospecifics Technologies Corp.
35 Wilbur Street
Lynbrook, NY 11563
Facsimile: (516) 593-7039
Telephone: (516) 593-7000
E-mail: thomas_wegman@biospecifics.com
Attention: Thomas L. Wegman

with a mandatory copy to:

Bingham McCutchen LLP
2020K Street, NW
Washington, DC 20001
Facsimile: (202) 373-6448
Telephone: (202) 373-6273
Email: carl.valenstein@bingham.com
Attention: Carl A. Valenstein

To Landlord:

Wilbur Street Corp.
3036 Beach Drive
Merrick, NY 11566
Facsimile:
Telephone:
E-mail:
Attention: Irwin Steiner

with a mandatory copy to:

Greenberg & Strelitz, P.A.
2500 North Military Trail
Suite 235
Boca Raton, Florida 33431
Facsimile: (561) 361-9400
Telephone: (561) 368-3711
E-mail: jlg@greenberglaw.com
Attention: Jeffrey L. Greenberg

(d)

Article XX, Section 1 – Delete in its entirety and substitute the following:

Notwithstanding anything in the Lease Agreement to the contrary, during the Term, the Tenant shall have the absolute right to sublet pursuant to a written sublease agreement, all or any portion of the Leased Premises without the consent of the Landlord and without being required to pay the Landlord any fee, penalty or additional consideration to effectuate such sublet. For the avoidance of doubt, any rental income proceeds received by the Tenant as a result of such sublet may be retained by the Tenant. Not later than three (3) business days before such sublet commences Tenant shall furnish Landlord with the name and address of the subtenant, and provide Landlord a copy of the fully executed written sublease agreement. The written sublease agreement shall providet that the subtenant shall assume all of the obligations of the tenant hereunder during the term of the sublease. No sublease shall release the Tenant of any of its obligations under the Lease. There shall be no sub-subleases or assignments without the written consent of the Landlord which shall be within its sole and absolute discretion.

SECTION 3. RELEASE. The Parties hereby agree to fully release and discharge each other and their past and present agents, officers, directors, employees, owners, parents, subsidiaries, affiliates, successors and assigns from any and all actions, causes of action, claims, suits, debts, dues, sums of money, accounts reckonings, damages and demands whatsoever, under state or federal law, which the Parties ever had as of or prior to the Effective Date in connection with the Lease Agreement as it relates to the payment of any amounts due thereunder.

SECTION 4. RATIFICATION: Except as modified by this Agreement, the Lease Agreement shall remain otherwise unmodified and in full force and effect and the parties ratify and confirm the terms of the Lease Agreement as modified by this Agreement. All future references to the Lease Agreement shall mean the Lease Agreement as modified by this Agreement. The Lease Agreement, as amended by this Agreement, contains the entire agreement between Landlord and Tenant as to the Leased Premises, and there are no other agreements, oral or written, between Landlord and Tenant relating to the Leased Premises.

SECTION 5. MISCELLANOUS:

(a)

Governing Law. This Agreement will be governed by and construed under the laws of the State of New York without regard to conflicts of law principles that would require the application of any other law.

(b)

Expenses. Each Party will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement.

(c)

Entire Agreement. Except as expressly modified herein, the Agreement, the Lease Agreement shall continue to be, and shall remain, in full force and effect and the valid and binding obligations of the Parties thereto in accordance with their respective terms and there are no other agreements or understandings between the Parties except as set forth in the Agreement and the Lease Agreement.

(d)

Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signatures of, or on behalf of each Party, or that the signatures of all persons required to bind any Party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each Party, or that the signatures of the persons required to bind any Party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. This Agreement may be executed through delivery of duly executed signature pages by facsimile or electronic mail.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date and year set forth below.

TENANT:

ADVANCE BIOFACTURES CORP.

By:	/s/ Paul Gitman
	Name:	Dr. Paul Gitman
	Title:	Attorney-in-Fact
	Date:	June 24, 2009

BIOSPECIFICS TECHNOLOGIES CORP.

By:	/s/ Paul Gitman
	Name:	Dr. Paul Gitman
	Title:	Attorney-in-Fact
	Date:	June 24, 2009

LANDLORD:

WILBUR ST. CORP.

By:	/s/ Irwin Steiner
	Name:	Irwin Steiner
	Title:	Secretary
	Date:	June 24, 2009